Leases and Restricted Cash	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Leases and Restricted Cash
5.	Leases and Restricted Cash

Capital Lease Obligations

	December 31, 2015 $	December 31, 2014 $
Suezmax Tankers	59,127	63,550

Less current portion	4,546	4,422

Long-term obligations under capital lease	54,581	59,128

Suezmax Tankers. As at December 31, 2015, the Partnership was a party to capital leases on two Suezmax tankers. Under these capital leases, the owner has the option to require the Partnership to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in October 2017 and July 2018, respectively.

The amounts in the table below assume the owner will not exercise its options to require the Partnership to purchase either of the two remaining vessels from the owner, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable (in October 2017 and July 2018, respectively), and sell the vessel to a third party, upon which the remaining lease obligation will be extinguished. At the inception of these leases, the weighted-average interest rate implicit in these leases was 5.5%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Partnership.

As at December 31, 2015, the remaining commitments under the two capital leases, including the purchase obligations for the two Suezmax tankers, approximated $65.9 million, including imputed interest of $6.8 million, repayable from 2016 through 2018, as indicated below:

Year	Commitment
2016	$7,673
2017	$30,953
2018	$27,296

The Partnership’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

Restricted Cash

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross-currency swaps, project tenders, leasing arrangements (see Note 14c) and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which cash totaled $111.5 million and $46.0 million as at December 31, 2015 and 2014, respectively.

Operating Lease Obligations

Teekay Tangguh Joint Venture

As at December 31, 2015, the Teekay BLT Corporation (or the Teekay Tangguh Joint Venture) was a party to operating leases (or Head Leases) whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company. The Teekay Tangguh Joint Venture is then leasing back the LNG carriers from the same third party company (or the Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amounts of this tax indemnification guarantee as at December 31, 2015 and 2014 were $8.0 million and $8.4 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Partnership. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to make termination payments to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Leases and the Subleases for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2015, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts(i)	Sublease Payments(i)(ii)

2016	$21,242	$24,113
2017	$21,242	$24,113
2018	$21,242	$24,113
2019	$21,242	$24,113
2020	$21,242	$24,113
Thereafter	$175,337	$199,072

Total	$281,547	$319,637

(i)	The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2015, the Partnership had received $228.8 million of aggregate Head Lease receipts and had paid $163.7 million of aggregate Sublease payments. The portion of the Head Lease receipts that have not been recognized into earnings are deferred and amortized on a straight line basis over the lease terms and, as at December 31, 2015, $3.8 million and $40.4 million of Head Lease receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Partnership’s consolidated balance sheets.
(ii)	The amount of payments under the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

Net Investments in Direct Financing Leases

The Tangguh LNG Carriers commenced their time-charters with its charterers in January and May 2009, respectively. Both time-charters are accounted for as direct financing leases with 20-year terms. In September and November 2013, the Partnership acquired two 155,900-cubic meter LNG carriers (or Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five- and four-year fixed-rate bareboat charter contracts (plus a one year extension option), respectively, with Awilco holding fixed-price purchase obligations at the end of the charter. The bareboat charters with Awilco are accounted for as direct financing leases. The purchase price of each vessel was $205.0 million less a $51.0 million upfront prepayment of charter hire by Awilco (inclusive of a $1.0 million upfront fee), which is in addition to the daily bareboat charter rate. The following table lists the components of the net investments in direct financing leases:

	December 31, 2015 $	December 31, 2014 $
Total minimum lease payments to be received	843,079	914,943
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	425	458
Unearned revenue	(371,811)	(427,871)

Total	666,658	682,495
Less current portion	20,606	15,837

Net investments in direct financing leases - non-current	646,052	666,658

As at December 31, 2015, estimated minimum lease payments to be received by the Partnership under the Tangguh LNG Carrier leases in each of the next five succeeding fiscal years are approximately $39.1 million per year from 2016 through 2021. Both leases are scheduled to end in 2029. In addition, estimated minimum lease payments in the next three years to be received by the Partnership under the Awilco LNG Carrier leases are approximately $35.9 million (2016), $165.0 million (2017) and $134.6 million (2018).

Operating Leases

As at December 31, 2015, the minimum scheduled future revenues in the next five years to be received by the Partnership for the lease and non-lease elements under charters that were accounted for as operating leases are approximately $349.5 million (2016), $351.9 million (2017), $397.2 million (2018), $428.2 million (2019) and $419.1 million (2020). Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2015, revenue from vessels in the Partnership’s equity accounted investments, revenue from unexercised option periods of contracts that existed on December 31, 2015, or variable or contingent revenues. Therefore, the minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years.